Exhibit 99.1

Advancing bacteriophage therapeutics for patients with antibiotic - resistant infections Company Overview September 5, 2018 NYSE American: APHB

Safe Harbor Statement

This presentation contains "forward-looking" statements that involve risks, uncertainties and assumptions. If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to: the potential future of antibiotic resistance; the ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics; the planned development strategy, including the number of patients to be treated under expanded access; using data from expanded access cases to demonstrate the clinical utility of phage therapy; using data from expanded access cases to select indications and define treatment regimens for further development; presenting data to regulatory agencies and defining planned clinical studies; the expected timing of additional clinical trials, including Phase II or registrational clinical trials; the drug product candidates to be supplied by AmpliPhi for clinical trials; bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance; the protection of intellectual property; the activities to be performed by specific parties in connection with clinical trials or expanded access cases; the potential use of bacteriophages to treat bacterial infections; research and development plans; the development of bacteriophage-based therapies; the ability to select combinations of phages to formulate product candidates; the ability to manufacture product candidates; the safety and efficacy of product candidates; collaborations with third parties and the potential markets and market opportunities for product candidates; potential market growth; the expectation that existing cash resources will be sufficient to fund operations into the fourth quarter of 2018; and any statements of assumptions underlying any of the items mentioned. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, we undertake no obligation to update publicly any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law.

We refer you to the documents that we file from time to time with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents, including the sections therein entitled "Risk Factors," identify important factors that could cause the actual results to differ materially from those contained in forward-looking statements.

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AMPLIPHI BIOSCIENCES CORPORATION

3 Novel therapies are urgently needed to combat antimicrobial resistance AmpliPhi is leading development of bacteriophage therapeutics as a novel therapeutic modality for patients with serious, resistant bacterial infections • Targeted therapies with a mechanism of action that is different from antibiotics Two lead candidates: targeting S. aureus ( AB - SA01) and P. aeruginosa (AB - PA01) • AB - SA01 successfully completed two Phase 1 studies (topical and intrasinal ) Encouraging results from treatment of 21 patients at 7 hospitals, with serious or life - threatening infections not responding to antibiotic therapy, under Expanded Access Program (EAP) in 2017 - 2018 • 15 patients - AB - SA01. 6 patients - AB - PA01 • Serious or life - threatening infections: bacteremia, endocarditis, pneumonia, PJI, etc. • Emergency IND (US FDA) or Special Access Scheme (Australian TGA) • 1000+ doses of AB - SA01 or AB - PA01 administered (IV, nebulized, oral, intrasinal , topical, and IA) • Initial patient case studies presented at three medical conferences in 2018 Positive feedback from Type B Meeting with FDA regarding AB - SA01 in August 2018 • Shared clinical and microbiological results for patients treated under EAP in 2017 and 2018 • Discussed proposed design of randomized controlled clinical trials in two indications, developed based on input from infectious disease physician KOLs » Based on FDA feedback, intend to proceed with clinical development plans and conduct one or more randomized controlled clinical trials to evaluate the safety and efficacy of AB - SA01 • Expect official FDA meeting minutes in September AmpliPhi Biosciences Overview

4 “ The world is headed for a post - antibiotic era, in which common infections and minor injuries which have been treatable for decades can once again kill .” Dr. Keiji Fukuda, WHO’s Assistant Director - General for Health Security

5 Bacteriophage therapeutics: novel, precisely targeted investigational therapy for patients with serious, resistant bacterial infections Pathogen - targeted mechanism of action that is differentiated from antibiotics • Kill bacteria by cell lysis • Disrupt and destroy biofilm • Restore sensitivity to antibiotics Bacteriophage Therapeutics vs. Superbugs

6 Naturally - occurring viruses • Evolved to infect and kill only bacteria • Target specific bacterial strains Most abundant and diverse organisms on Earth • Humans co - exist with phages • An abundant variety of phage types exist, capable of infecting and killing most, if not all, bacterial strains Used broadly in Europe and U.S. to treat bacterial infections prior to development of antibiotics • Efficacy broadly, yet anecdotally, demonstrated • Early 20 th century challenges predated modern biotech era • Understanding phage MoA • Characterization and potency • Manufacturing and purification Bacteriophages: Novel Precisely Targeted Antibacterials

7 Today’s Advances in Bacteriophage Therapeutics Enabled by Modern Biotechnology • Biologics manufacturing • Purification (e.g., endotoxin removal) • Sequencing Advances in phage development Enabling technologies • Select and optimize proprietary phage combinations • Maximize efficacy and host coverage • Minimize resistance The Journal of the American Medical Association, October 2017 Growing recognition by medical community ID Week Conference, October 2018

8 Bacteriophages As Precisely Targeted Therapeutics: Preclinical Data 6h 8h 24h Untreated Phage Tx Ciprofloxacin (200 mg/kg SC) Biofilm thickness Targeted and selective 1 Directly kill bacteria by cell lysis 2 Destroy biofilm 3 Restore sensitivity to antibiotics 4

9 Experienced Management Team Management Paul Grint, M.D. Chief Executive Officer Igor Bilinsky, Ph.D. Chief Operating Officer Steve Martin Chief Financial Officer Alex Gaidamaka, Ph.D., D.V.M. VP CMC Sandra Morales, Ph.D. VP Research Carrie Langlais Furr, Ph.D. VP Regulatory & Project Management Board of Directors Jeremy Curnock Cook, Chair Louis Drapeau Wendy Johnson Mike Perry, D.V.M., Ph.D . Vijay Samant Paul Grint, M.D.

10 AmpliPhi’s In - House Facility Pioneering cGMP Manufacturing of Bacteriophage Therapeutics In - house CMC capabilities: • Process development • Bioanalytical • Fermentation • Purification • Aseptic fill • QC and QA Facility certified and inspected by local EU regulatory authorities, most recently in 2018 • Clean rooms (Grade D, C, B, A) • QC Laboratories • GMP storage

AmpliPhi Development Pipeline

Program	Delivery	Preclinical	Phase 1/ Expanded Access	Phase 2	Phase 3
AB-SA01 (*S. aureus*)	Intravenous	Bacteremia, endocarditis, PJI, LVAD			
	Intrasinal	CRS			
	Topical	Various			
AB-PA01 (*P. aeruginosa*)	Intravenous	Lung infections, bacteremia			
	Inhaled	Lung infections, CF			
	Topical	Burn infections			
Other ESKAPE pathogens					

CF, cystic fibrosis; CRS, chronic rhinosinusitis; LVAD, left ventricular assist device; PJI, prosthetic joint infection.
ESKAPE pathogens are *Enterococcus faecium, Staphylococcus aureus, Klebsiella pneumoniae, Acinetobacter baumannii, Pseudomonas aeruginosa, Enterobacter species.*

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AMPLIPHI BIOSCIENCES CORPORATION

Lead Product Candidates AB-SA01 and AB-PA01

AB-SA01
(*S. aureus*)

- 3 lytic phages
- 3×10^{9} PFU per dose
- Coverage: ~95% of *S. aureus* strains, including MDR



AB-SA01, 10
Lot No.: 1604
Contents: 1 mL
Mnf on 04 Apr
cesta 259, 12

AB-PA01
(*P. aeruginosa*)

- 4 lytic phages
- 4×10^{9} PFU per dose
- Coverage: ~80% of *P. aeruginosa* strains, including MDR



AB-PA01, 10⁹ PFU
Contents: 1 mL
Mnf on 22 May 2017
Caution: New

PFU, plaque forming units

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AMPLIPHI BIOSCIENCES CORPORATION

Significant Market Opportunity

500,000+ U.S. Annual Incidence of Infections Targeted by AB-SA01 & AB-PA01

Indication	*S. aureus* incidence	*P. aeruginosa* incidence
Bacteremia	150,000	50,000
Cardiac implant infections (LVAD and pacemaker)	1,000	200
CF lung infections	10,000	20,000
Complicated intra-abdominal infections (cIAI)	*	140,000
Complicated urinary tract infections (cUTI)	*	130,000
Endocarditis (native and prosthetic valve)	20,000	2,000
Hospital/ventilator-associated pneumonia (HAP/VAP)	100,000	50,000
Prosthetic joint infections (PJI)	10,000	-
	~300,000	**~400,000**

Source: AmpliPhi market research. (*) not an initial target population, generally well served by antibiotics.

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AMPLIPHI BIOSCIENCES CORPORATION

Positive Feedback from FDA in 2017 Type B Meeting and FDA/NIH Bacteriophage Therapy Workshop Minutes from Type B Meeting with FDA: • FDA expressed support for phage therapy for patients with serious or life - threatening infections • “CBER acknowledged that phage therapy is an exciting approach to treatment of multidrug - resistant organisms and expressed a commitment to addressing the unique regulatory challenges that might arise during product development.” • Data from Expanded Access cases could inform approval pathway • “CBER stated that the clinical safety and effectiveness data collected during development, including from emergency case studies, could inform future discussions for clinical development and ultimately, the regulatory pathway to approval.” 14 “… phage therapy appears to be non - toxic in humans and in animals, and phage have the benefit that their bacterial specificity allows sparing of the remainder of the beneficial microbiota.” “Though challenges clearly remain in the development of phage therapy for the prevention or treatment of infections in humans, their potential clinical utility seems quite promising in a time when other options seem much less so.” - Peter Marks, M.D., Ph.D. Director, Center for Biologics Evaluation and Research

AmpliPhi's Expanded Access Strategy for AB-SA01 and AB-PA01 Initiated in 2017

Leverage Expanded Access Clinical Data to Pave Potential Path to Approval

Expanded Access allows critically ill patients to receive experimental therapies in attempt to save lives

- Patients who are not responding to standard-of-care antibiotics
- Emergency IND (US FDA) or Special Access Scheme (Australian TGA)

AmpliPhi initiated Expanded Access Program for two lead therapeutic candidates AB-SA01 and AB-PA01 in May 2017 with objectives to:

- Provide therapy for patients in dire need, demonstrate clinical utility of AB-SA01 and AB-PA01, and collect clinical and microbiological data
- Based on the data, refine treatment regimens and select indications for further development
- Present data to FDA in mid-2018 and define required registrational studies
- Initiate Phase 2 or registrational studies for AB-SA01 and/or AB-PA01

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AMPLIPHI BIOSCIENCES CORPORATION

16 Encouraging results from treatment of 21 patients at 7 hospitals, with serious or life - threatening infections not responding to antibiotic therapy, under Expanded Access Program (EAP) • 15 patients - AB - SA01. 6 patients - AB - PA01 • Serious or life - threatening infections: bacteremia, endocarditis, pneumonia, PJI, etc. • Emergency IND (US FDA) or Special Access Scheme (Australian TGA) 1000+ doses of AB - SA01 or AB - PA01 administered under EAP • Intravenous, nebulized, oral, intrasinal , topical, and intra - articular Initial patient case studies presented at three medical conferences in 2018 AB - SA01 results shared with FDA in a pre - IND Type B Meeting in August 2018 Expanded Access Summary August 2018 Update

17 Expanded Access Results Presented at Conferences in 2018 Conference Date Presentation Biotech Showcase Jan 8 Topline results from patients treated in 2017 International Society for Heart and Lung Transplantation Apr 13 “ Bacteriophage Treatment in a Lung Transplant Patient ” (UCSD) – designated as “hot topic” 41st European Cystic Fibrosis Conference June 7 “ Bacteriophage treatment of multidrug - resistant P. aeruginosa pneumonia in a cystic fibrosis patient ” (UCSD) American Society for Microbiology 2018 (ASM Microbe) June 8 “ Bacteriophages as adjuvant therapy for the treatment of severe staphylococcal sepsis “ ( Westmead ) ID Week 2018 Oct 3 - 7 Additional data will be presented

18 AB - SA01: Type B (pre - IND) Meeting with FDA conducted in August 2018 • Shared clinical and microbiological results for patients treated with AB - SA01 under single - patient expanded access program in 2017 and 2018 • Discussed proposed design of randomized controlled clinical trials in two indications developed based on input from key infectious disease physician opinion leaders » Based on FDA feedback, intend to proceed with clinical development plans and conduct one or more randomized controlled clinical trials to evaluate the safety and efficacy of AB - SA01 • Expect official FDA meeting minutes in September AB - PA01: Type B (pre - IND) Meeting with FDA scheduled for September 2018 Meetings with FDA in Aug. and Sept. 2018 AB - SA01 and AB - PA01: Define Clinical Trial Design and Path to Registration

Next Steps AB - SA01 ( S. aureus ): based on FDA feedback, plan to initiate one or more randomized controlled clinical trials in early 2019 to evaluate the safety and efficacy of AB - SA01 • Expect official FDA meeting minutes in September 2018 AB - PA01 ( P. aeruginosa ): Type B (pre - IND) Meeting with FDA scheduled for September 2018 Seek grants and partnerships to help accelerate development of AB - SA01 and AB - PA01 for patients with serious, resistant bacterial infections in multiple indications • In addition, seek collaborations to develop applications of bacteriophage platform in other therapeutic areas: microbiome, oncology, and beyond 19

20 • Completed two common stock only fund - raises under the existing S - 3 shelf in January and March of 2018. Raised approximately $7M of gross proceeds • Cash resources expected to be sufficient to fund operations into the fourth quarter of 2018 • 16.5M common shares outstanding and 25.9M fully diluted as of August 9, 2018 * • $5.8M in cash as of June 30, 2018 and we received $1.2M in cash in July 2018 from the Australian Government as a tax rebate based on R&D activities performed in Australia in 2017 • Publicly - traded NYSE American exchange – APHB Funding and Capitalization *Share amounts outstanding include common stock only. Fully diluted includes outstanding warrants and stock options. See the mos t recent Quarterly Report on Form 10 - Q as filed with the SEC

21 Novel therapies are urgently needed to combat antimicrobial resistance AmpliPhi is leading development of bacteriophage therapeutics as a novel therapeutic modality for patients with serious, resistant bacterial infections • Targeted therapies with a mechanism of action that is different from antibiotics Two lead candidates: targeting S. aureus ( AB - SA01) and P. aeruginosa (AB - PA01) • AB - SA01 successfully completed two Phase 1 studies (topical and intrasinal ) Encouraging results from treatment of 21 patients at 7 hospitals, with serious or life - threatening infections not responding to antibiotic therapy, under Expanded Access Program (EAP) in 2017 - 2018 • 15 patients - AB - SA01. 6 patients - AB - PA01 • Serious or life - threatening infections: bacteremia, endocarditis, pneumonia, PJI, etc. • Emergency IND (US FDA) or Special Access Scheme (Australian TGA) • 1000+ doses of AB - SA01 or AB - PA01 administered (IV, nebulized, oral, intrasinal , topical, and IA) • Initial patient case studies presented at three medical conferences in 2018 Positive feedback from Type B Meeting with FDA regarding AB - SA01 in August 2018 • Shared clinical and microbiological results for patients treated under EAP in 2017 and 2018 • Discussed proposed design of randomized controlled clinical trials in two indications, developed based on input from infectious disease physician KOLs » Based on FDA feedback, intend to proceed with clinical development plans and conduct one or more randomized controlled clinical trials to evaluate the safety and efficacy of AB - SA01 • Expect official FDA meeting minutes in September AmpliPhi Biosciences Overview